================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       FORT THOMAS FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        FORT THOMAS FINANCIAL CORPORATION
                           25 NORTH FORT THOMAS AVENUE
                           FORT THOMAS, KENTUCKY 41075
                                 (606) 441-3302

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To
                           Be Held on January 26, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Fort Thomas Financial Corporation (the "Company") will be held at the Comfort Inn Suites located at 420 Riverboat Row, Newport, Kentucky, on Monday, January 26, 1998 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect five directors for terms of one year or until their successors have been elected and qualified;

         (2) To ratify the appointment of VonLehman & Company Inc. as the Company's independent auditors for the fiscal year ending September 30, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on December 24, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Larry N. Hatfield, President and
                                              Chief Executive Officer



Fort Thomas, Kentucky
December 30, 1997

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                        FORT THOMAS FINANCIAL CORPORATION

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 26, 1998

       This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Fort Thomas Financial Corporation (the "Company"), which acquired all of the common stock of Fort Thomas Savings Bank, FSB (the "Savings Bank") issued in connection with the conversion of the Savings Bank from a federally chartered mutual savings and loan association to a federally chartered stock savings bank in June 1995 (the "Conversion").

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Comfort Inn Suites located at 420 Riverboat Row, Newport, Kentucky, on Monday, January 26, 1998 at 9:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 30, 1997.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED FOR EACH OF THE MATTERS DESCRIBED HEREIN AND, UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (J. Michael Lonnemann, Vice President and Secretary, Fort Thomas Financial Corporation, 25 North Fort Thomas Avenue, Fort Thomas, Kentucky 41075); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on December 24, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,474,466 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                    INFORMATION WITH RESPECT TO NOMINEES FOR
                         DIRECTOR AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

       The Articles of Incorporation of the Company presently provide that the Board of Directors shall consist of five members. As a result, all members shall be elected for a one year term or until their successors are elected and qualified. However, to the extent that the Board of Directors consists of six or more members, the Articles of Incorporation of the Company provide that the Board of Directors shall be divided into two or three classes as nearly equal in number as possible provided no class shall consist of fewer than three members. The members of each class would be elected for a term of two or three years, respectively, or until their successors are elected and qualified with one class of directors to be elected annually.

       Stockholders of the Company are not permitted to cumulate their votes for the election of directors. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. No director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption except for Director Robert L. Grimm who is the uncle of Director J. Steven McLane.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. Ages are reflected as of December 24, 1997 and service as a director includes service as a director of the Savings Bank.

                                                            Position with the Company and the
                                                           Savings Bank and Principal Occupation               Director
Name                                   Age                      During the Past Five Years                      Since
-----------------------------      ----------     ----------------------------------------------------     --------------

Larry N. Hatfield                       57        Director; President and Chief Executive Officer                1975
                                                  of Company and the Savings Bank since 1994.
                                                  Prior thereto, Managing Officer and Executive
                                                  Vice President of the Savings
                                                  Bank from 1973 to 1994.

Robert L. Grimm                         78        Chairman of the Board of the Company and                       1952
                                                  Savings Bank since 1994.  Prior thereto,
                                                  President of the Savings Bank from 1982 to
                                                  1994.

Harold A. Luersen                       73        Director of the Company and the Savings Bank                   1971
                                                  and Vice President of the Savings Bank;
                                                  Managing Partner of the law firm of Luersen &
                                                  Luersen, Fort Thomas, Kentucky.

Don J. Beckmeyer                        53        Director; President of Beckmeyer Insurance                     1989
                                                  Agency, Inc., Newport, Kentucky.

J. Steven McLane                        48        Director; President of Disney-McLane, Inc.,                    1989
                                                  Cincinnati, Ohio, a
                                                  manufacturing representative
                                                  in the commercial plumbing
                                                  supply business.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

STOCKHOLDER NOMINATIONS

       Article X.D of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. In order for a stockholder of the Company to make any such nominations, he or she shall give notice thereof in writing, delivered or mailed by first class mail to the Secretary of the Company not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee, and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

       The Board of Directors of the Company has not yet established any committees. The Board of Directors of the Savings Bank meets on a weekly basis and may have additional special meetings from time-to-time as needed. During the fiscal year ended September 30, 1997, the Board of Directors of the Savings Bank met 52 times and the Board of Directors of the Company met 13 times. No director attended fewer than 75% of the total number of meetings or committee meetings of the Board of Directors on which he served that were held during this period. As described below, the Board of Directors of the Savings Bank has established an Audit Committee, Executive Committee, Compensation Committee and Nomination Committee.

       AUDIT COMMITTEE. The Audit Committee, which consists of the entire Board of Directors, reviews the records and affairs of the Savings Bank, engages the Savings Bank's external auditors and reviews their reports. The Audit Committee met once during fiscal 1997.

       EXECUTIVE COMMITTEE. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Savings Bank between Board of Directors meetings except as otherwise provided in the Savings Bank's Bylaws. The Executive Committee, which consists of Messrs. Luersen, Grimm and Beckmeyer, met once in fiscal 1997.

       COMPENSATION COMMITTEE. The Compensation Committee, which consist of Messrs. Luersen, Grimm and Beckmeyer, reviews the compensation and benefits received by employees of the Savings Bank and met twice during fiscal 1997.

       NOMINATION COMMITTEE. The Nomination Committee, which consists of the entire Board of Directors, nominates the directors and officers of the Savings Bank. The Nomination Committee met once during fiscal 1997.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

       The following table sets forth certain information with respect to the only executive officer of the Company who is not a director. There are no arrangements or understandings between the Company and such person pursuant to which such person was elected an executive officer of the Company, and such officer is not related to any director or officer of the Company by blood, marriage or adoption.


Name                                    Age(1)       Principal Occupation During the Past Five Years
------------------------------      ------------     ---------------------------------------------------------------


J. Michael Lonnemann                      39         Vice President of the Savings Bank and the Company since
                                                     1988 and 1994, respectively; Secretary of the Savings Bank since 1990 and 1994, respectively.

-----------------------------

(1)    As of December 24, 1997.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Savings Bank as a group.

                                                                                          Common Stock
                                                                                    Beneficially Owned as of
                                                                                      December 24, 1997(1)
                                                                          ---------------------------------------
                       Name of Beneficial Owner                                    Amount                  %
--------------------------------------------------------------------      ----------------------     --------------


Fort Thomas Financial Corporation                                                74,387(2)               5.0%
  Employee Stock Ownership Plan Trust
  25 North Fort Thomas Avenue
  Fort Thomas, Kentucky  41075

Directors:
  Larry N. Hatfield                                                              41,219(3)               2.8%
  Robert L. Grimm                                                                13,555(4)                 *
  Harold A. Luersen                                                              23,555(5)               1.6%
  Don J. Beckmeyer                                                               13,111(6)                 *
  J. Steven McLane                                                               15,050(7)                 *

All directors and executive officers of the Company                             143,751(2)               9.5%
  and the Savings Bank as a group (6 persons)



                                                   (Footnotes on following page)

-----------------

*      Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. Shares which may be acquired by the exercise of stock options which are exercisable within 60 days of the Voting Record Date are deemed to be beneficially owned by the holder and are outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual and group. The shares reflected as beneficially owned by Messrs. Hatfield, Grimm, Luersen, Beckmeyer and McLane include 15,738, 2,989, 2,989, 2,989 and 2,989 shares which are exercisable within 60 days of the Voting Record Date pursuant to the Company's stock option plans.

(2) The Fort Thomas Financial Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Fort Thomas Financial Corporation Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Beckmeyer, Grimm and Luersen, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, the Trust had allocated 51,515 shares to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(3) Includes 10,000 shares held jointly with Mr. Hatfield's spouse, with whom voting and dispositive power is shared, 11,984 shares allocated to Mr. Hatfield pursuant to the Company's ESOP and 350 shares held by his spouse, which Mr. Hatfield may be deemed to beneficially own.

(4) Includes 5,000 shares held by Mr. Grimm's spouse, which Mr. Grimm may be deemed to beneficially own. Excludes the shares held by the ESOP, of which Mr. Grimm is one of three trustees.

(5) Includes 10,000 shares held jointly with Mr. Luersen's spouse, with whom voting and dispositive power is shared, and 10,000 shares held by his spouse, which Mr. Luersen may be deemed to beneficially own. Excludes the shares held by the ESOP, of which Mr. Luersen is one of three trustees.

(6) Includes 5,250 shares held jointly with Mr. Beckmeyer's spouse, with whom voting and dispositive power is shared, 1,153 shares held by his spouse's IRA, and 2,000 shares held by a corporation as to which Mr. Beckmeyer owns 100% of the outstanding stock. Excludes the shares held by the ESOP, of which Mr.
       Beckmeyer is one of three trustees.

(7) Includes 5,407 shares held by Mr. McLane's spouse, which Mr. McLane may be deemed to beneficially own and 1,500 shares held in trust for Mr. McLane's children for which he acts as trustee.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the 1934 Act requires the Company's directors, officers and any persons holding more than 10% of the Common Stock to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the fiscal year ended September 30, 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The Company has not yet paid separate compensation directly to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the indicated periods to the two executive officers of the Company and the Savings Bank.

                                                    Annual Compensation              Long-Term Compensation
                                        ----------------------------------------   --------------------------
          Name and            Fiscal                             Other Annual         Stock         Number of          All Other
      Principal Position       Year      Salary(1)     Bonus     Compensation(2)    Grants(3)      Options(4)       Compensation(5)
--------------------------  ---------   -----------  --------   ----------------   ----------      -----------     -----------------


Larry N. Hatfield              1997      $144,738     $31,395       $4,178         $       --             --            $ 31,697
  President and Chief          1996       133,500      26,130        4,010            194,207         39,344             133,980
  Executive Officer            1995       128,711      28,080        6,046                 --             --                  --

J. Michael Lonnemann           1997        90,093      20,930        2,681                 --             --              22,142
  Vice President and           1996        84,200      17,420        2,564            194,207         39,344              93,632
  Secretary                    1995        80,865      18,720        4,126                 --             --                  --


------------------------------

(1) Includes directors' fees for Mr. Hatfield during each of the respective fiscal years shown.

(2) Such amounts consist of a portion of the discretionary contributions made by the Savings Bank to the Savings Bank's 401(k) Plan which were allocated to the respective accounts of Messrs. Hatfield and Lonnemann and matching contributions on behalf of Messrs. Hatfield and Lonnemann pursuant to the Savings Bank's deferred compensation plan. Other annual compensation does not include amounts attributable to other miscellaneous benefits received by Messrs. Hatfield and Lonnemann, including automobile expenses and the payment of civic club dues. The costs to the Company of providing such benefits did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of such individual executive officer in any of the fiscal years shown.

(3) Represents the grant of 15,738 shares of restricted Common Stock to each of Messrs. Hatfield and Lonnemann pursuant to the Company's 1996 Management Recognition Plan for Officers during the year ended September 30, 1997. The fair market value of such awarded shares was $206,561 at September 30, 1996. Awarded shares become vested and distributable over a five-year period at the rate of 20% per year, commencing January 29, 1997, the first annual anniversary of the award date. Award recipients are entitled to voting and other stockholder rights (including dividends) as awarded shares become vested.

(4) Consists of awards granted pursuant to the Company's 1996 Key Employee Stock Compensation Program which options vest and are exercisable over a five year period at the rate of 20% per year commencing January 29, 1997, the first annual anniversary of the date of grant.

(5) Consists of amounts allocated during the year ended September 30, 1997 pursuant to the ESOP based on a price of $13.125 per share on the date of allocation.

STOCK OPTIONS

       The following table discloses the options exercised for the year ended September 30, 1997, and held at year-end, by Messrs. Hatfield and Lonnemann.


                           Shares Acquired         Value              Number of Options at                Value of Options at
         Name                On Exercise          Realized             September 30, 1997                September 30, 1997(1)
---------------------     -----------------      -----------     ----------------------------        --------------------------

                                                                   Exercisable      Unexercisable     Exercisable     Unexercisable
                                                                 ------------     --------------     -----------     -------------

Larry N. Hatfield                  ---                ---             7,869            31,475           $37,653         $150,608
J. Michael Lonnemann               ---                ---             7,869            31,475            37,653          150,608


--------------------

(1)    Based on a per share market price of $13.125 at September 30, 1997.

       No options were granted to either Mr. Hatfield or Mr. Lonnemann during the year ended September 30, 1997.

DIRECTOR COMPENSATION

       During the year ended September 30, 1997, each member of the Board of Directors of the Savings Bank received an annual fee of $14,000. During fiscal 1997, each director of the Company received a fee of $1,800.

EMPLOYMENT AGREEMENTS

       The Savings Bank and the Company (collectively the "Employers") entered into employment agreements with Messrs. Hatfield and Lonnemann on June 27, 1995. The Employers have agreed to employ Messrs. Hatfield and Lonnemann for a term of three years in their current respective positions. The term of each employment agreement shall be extended each year for a successive additional one-year period upon approval of the Employers' Board of Directors, unless the officer elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

       The employment agreements are terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or the Employers change the officers' title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Employers, as defined, Messrs. Hatfield and Lonnemann would be entitled to a cash severance amount equal to
2.99 times their base salaries, and to continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until the officers obtain full-time employment with another employer.

       A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Company for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

EMPLOYEE STOCK OWNERSHIP PLAN

       The Company has established the ESOP for employees of the Company and the Savings Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

       As part of the Conversion, the ESOP borrowed funds from the Company to purchase 125,902 shares of Common Stock issued in the Conversion. The loan to ESOP will be repaid principally from the Company's and the Savings Bank's contributions to the ESOP over a period of 15 years, and the collateral for the loan will be the Common Stock purchased by the ESOP. The interest rate for the ESOP loan bears a fixed rate of 9.0%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan will be held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of three years of service and will be 100% vested upon the completion of five years of service. Credit is given for years of service with the Savings Bank prior to adoption of the ESOP. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Beckmeyer, Grimm and Luersen serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as those shares for which instructions are given. Initially, to the extent that there are only unallocated shares, such shares will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

       The Savings Bank's loan policy to its directors and officers provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 1997 no director or executive officer had aggregate loan balances in excess of $60,000. At such date, all loans to directors and officers of the Savings Bank amounted to approximately $35,300.

       Director Luersen serves as the managing partner at the law firm of Luersen & Luersen, Fort Thomas, Kentucky. During fiscal 1997, Luersen & Luersen performed loan closing and foreclosure legal services for the Savings Bank which amounted to approximately $167,000 or more than 5% of the law firm's gross revenues. It is currently anticipated that the Savings Bank will continue to retain Luersen & Luersen to perform such services in the future.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed VonLehman & Company Inc., independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending September 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by VonLehman & Company Inc. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. VonLehman & Company Inc. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VONLEHMAN & COMPANY INC. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 1999 must be received at the principal executive offices of the Company, 25 North Fort Thomas Avenue, Fort Thomas, Kentucky 41075, Attention: J. Michael Lonnemann, Vice President and Secretary, no later than September 4, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended September 30, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1997 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO J. MICHAEL LONNEMANN, VICE PRESIDENT AND SECRETARY, FORT THOMAS FINANCIAL CORPORATION, 25 FORT THOMAS AVENUE, FORT THOMAS, KENTUCKY 41075. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

       YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  FORT THOMAS
                                 SAVINGS BANK,
                                     F.S.B.


                                     [LOGO]








FORT THOMAS FINANCIAL CORPORATION                            REVOCABLE PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FORT THOMAS FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 1998 AND AT ANY ADJOURNMENT THEREOF.

   The undersigned hereby appoints the Board of Directors of the company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Comfort Inn Suites located at 420 Riverboat Row, Newport, Kentucky on Monday, January 26, 1998, at 9:00 a.m., Eastern Time, or at any adjournment thereof, with all powers that the undersigned would possess if personally present, as follows:

1. Election of Directors

   [   ] FOR all nominees listed below (except     [   ] WITHHOLD authority
         as marked to the contrary below)                to vote for all
                                                         nominees listed below
   Nominees for one-year term: Larry N. Hatfield, Robert L. Grimm, Harold A. Luersen, Don J. Beckmeyer and J. Steven McLane

   To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below:


------------------------------------------------------------------------------



2. Proposal to ratify the appointment of VonLehman & Company, Inc. as the Company's independent auditors for the fiscal year ending September 30, 1998.


   [   ] FOR        [   ] AGAINST       [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

FORT THOMAS FINANCIAL CORPORATION
c/o CORPORATE TRUST SERVICES
MAIL DROP 1090F5--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263













                              fold and detach here

------------------------------------------------------------------------------

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2 and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Fort Thomas Financial Corporation called for January 26, 1998, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


                                                Dated:                  , 199
                                                       ----------------

                                                ------------------------------

                                                ------------------------------
                                                           Signature(s)
                                                Please sign exactly as your
                                                name(s) appear on this Proxy.
                                                Only one signature is required
                                                in the case of a joint account.
                                                When signing in a representative
                                                capacity, please give title.